SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                         June 17, 2005 (June 14, 2005)
          ------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                       Hayes Lemmerz International, Inc.
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                      000-50303               32-0072578
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


                          HLI Operating Company, Inc.
                        -------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                      333-107539              30-0167742
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


               15300 Centennial Drive, Northville, Michigan 48167
            -------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                 (734) 737-5000
             -----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
             -----------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         Entry into a Material Definitive Agreement

         On June 14, 2005, the Board of Directors of Hayes Lemmerz International, Inc. (the "Company") adopted the Hayes Lemmerz International, Inc. Officer Bonus Plan (the "Plan"). The purpose of the Plan is to provide financial incentives for certain officers of the Company and its subsidiaries to achieve strategic performance objectives and to attract and retain key personnel. The Plan will be administered by the Compensation Committee of the Board of Directors. Subject to the terms of the Plan, the Compensation Committee determines in its sole discretion the persons who are to receive awards, the terms and conditions of each award and the amount payable under any award. The Compensation Committee also has the authority to construe and interpret any of the provisions of the Plan and any awards granted thereunder and to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it deems advisable.

         Performance periods are determined by the Compensation Committee. The current performance period runs from January 1, 2005 through June 30, 2006. The Compensation Committee will establish performance goals applicable to each participant in the Plan. The performance goals for any performance period may differ among participants, may be based on the performance of the Company as a whole, or of a subsidiary, division, department, region, function or business unit, or the performance of the individual and may be measured on an absolute basis or in relation to the Company's peers or an index. Awards granted under the Plan may contain such additional terms and conditions as the Compensation Committee may determine.

     Awards under the Plan are expressed as a percentage of base salary, determined without regard to bonus and incentive pay or deductions or withholdings. The Compensation Committee will establish a payout table or formula for purposes of determining the amount of the award payable to each participant. After the end of each performance period, the Compensation Committee will determine the extent to which each participant's performance goals were achieved or exceeded. The actual award for each participant will be determined by applying the formula determined by the Compensation Committee to the actual performance achieved as determined by the Compensation Committee. The maximum amount of an award for any single performance period is limited to 300% of base salary in the case of our Chief Executive Officer and 200% of base salary in the case of any other participant. The Compensation Committee may eliminate any participant's award or reduce it below that which otherwise would be payable in accordance with the Plan. Awards with respect to the current performance period will be paid one-third in July 2006, one-third in July 2007 and one-third in July 2008. Generally, a participant will only be entitled to payment of an award if the participant continues to be an eligible officer on the date of payment.

         Unless otherwise determined by the Compensation Committee and set forth in the applicable award agreement, in the event of certain transactions described in the Plan constitute a change of control or the sale of substantially all of the assets of the Company for which a participant is performing services, each such participant will become fully vested in the target award and any amounts payable under any outstanding award will be paid in a cash lump sum as soon as administratively feasible after such transaction has been completed. In certain situations, a participant whose employment is terminated will have the right to a pro rata portion of the award, determined by the multiplying the target award amount by a fraction the numerator of which is the number of months the participant was employed during the performance period and the denominator of which is the number of months in the performance period.

         The Board may amend, alter or discontinue the Plan, but any such amendment, alteration, or discontinuation may not materially impair the rights of a participant under any award previously granted without such participant's consent. The Compensation Committee may amend the terms of any award, but no such amendment may impair adversely affect any vested portion of the award without the participant's consent.

         The foregoing description of the Plan and the Form of Award Agreement under the Plan is qualified in its entirety by reference to the Plan and the Form of Award Agreement, copies of which is attached hereto as Exhibit 10.1 and
Exhibit 10.2, respectively, and incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

(c)    Exhibits

See Exhibit Index.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HAYES LEMMERZ INTERNATIONAL, INC.



                                           By: /s/  Patrick C. Cauley
                                               --------------------------------
                                               Patrick C. Cauley
                                               Vice President, General Counsel
                                                 and Secretary

Dated: June 17, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HLI OPERATING COMPANY, INC.



                                           By: /s/  Patrick C. Cauley
                                               --------------------------------
                                               Patrick C. Cauley
                                               Vice President, General Counsel
                                                 and Secretary

Dated:  June 17,  2005

                                 EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

10.1            Hayes Lemmerz International, Inc. Officer Bonus Plan.

10.2            Form of Award Agreement under Hayes Lemmerz International, Inc.
                Officer Bonus Plan.